UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A
(Rule 14a-101)

__________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Riversedge North
2529 Virginia Beach Boulevard, Suite 200
Virginia Beach, Virginia 23452

April 28, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) to be held on July 15, 2021 at 9:30 a.m., Eastern Time. The Annual Meeting will be held as a virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via a live webcast by visiting www.meetingcenter.io/215588904 and entering the control number provided with your proxy materials. Prior to the Annual Meeting, you will be able to authorize a proxy to vote your shares on the matters submitted for stockholder approval at www.investorvote.com/whlr, or by telephone or mail, and we encourage you to do so. Stockholders who wish to observe the Annual Meeting (without being able to vote or submit questions) may also do so by following the instructions in this Proxy Statement.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also available online for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•        the election of eight members of the Board of Directors;

•        the approval, on an advisory basis, of named executive officer compensation for fiscal year 2020;

•        the approval of a standalone equity compensation plan for our Chief Executive Officer, in the form of a one-time Stock Appreciation Rights Agreement; and

•        the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Wheeler Real Estate Investment Trust, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” all proposals.

Please indicate your vote by internet or telephone or, if you received your materials by mail, by using the enclosed proxy card. Your vote is important, and it is important that we receive your vote as soon as possible.

Sincerely,

Stefani Carter Chair of the Board of Directors	Daniel Khoshaba Chief Executive Officer

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 15, 2021

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on July 15, 2021, at 9:30 a.m., Eastern Time, via webcast at meetingcenter.io/215588904. The purpose of the meeting is to:

•        elect a Board of Directors of eight directors to serve until the next annual meeting and until their successors are duly-elected and qualified;

•        approve, on an advisory basis, named executive officer compensation for fiscal year 2020;

•        approve a standalone equity compensation plan for our Chief Executive Officer, in the form of a one-time Stock Appreciation Rights Agreement; and

•        ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Only stockholders of record at the close of business on April 19, 2021, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether you attend via webcast on July 15, 2021.

Dated: April 28, 2021

By order of the Board of Directors,
Angelica Beltran Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on July 15, 2021

This proxy statement and the Company’s 2020 Annual Report on Form 10-K are available at
www.investorvote.com/whlr.

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Page
PROPOSAL 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	24
PROPOSAL 3 APPROVAL OF A STANDALONE EQUITY COMPENSATION PLAN FOR OUR CHIEF EXECUTIVE OFFICER, IN THE FORM OF A ONE-TIME STOCK APPRECIATION RIGHTS AGREEMENT	25
EQUITY COMPENSATION PLAN INFORMATION	27
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
OTHER MATTERS	31
Stockholder Proposals for the 2022 Annual Meeting	31
Form 10-K and Other Filings	31
Householding	31
annex a	A-1

ii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement before voting. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders, or being made available through the internet for those stockholders receiving proxy materials electronically, is April 28, 2021.

2021 Annual Meeting of Stockholders

Date and Time:	July 15, 2021 at 9:30 am, Eastern Time
Place:	Via webcast, at www.meetingcenter.io/215588904
Record Date:	April 19, 2021

Voting Matters and Board of Directors Recommendation

Items of Business	Board of Directors Recommendation
1. Election of Eight Directors	FOR
2. Advisory Vote to Approve 2020 Executive Compensation	FOR
3. Approval of a Standalone Equity Compensation Plan for Our Chief Executive Officer, in the Form of a One-Time Stock Appreciation Rights Agreement	FOR
4. Ratification of Cherry Bekaert LLP as the Independent Registered Public Accounting Firm	FOR

iii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 15, 2021

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Beginning on or about April 28, 2021, we will send Notices of Internet Availability of Proxy Materials (each, a “Notice”) by mail to stockholders entitled to notice of the Annual Meeting.

ABOUT THE MEETING

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on April 19, 2021 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, 9,706,738 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How You Can Attend the Annual Meeting

The Annual Meeting will be a virtual meeting of stockholders held via live webcast, which will be accessible at www.meetingcenter.io/215588904 at the date and time given above. The live webcast will provide stockholders with the opportunity to vote and ask questions.

The process for attending the Annual Meeting depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a record stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Record stockholders should follow the instructions provided on their Notice and in their proxy materials.

If you hold your shares in “street name,” you must register in advance to attend and vote at the virtual Annual Meeting webcast. If you hold your shares in “street name” and do not register, you may still listen to the Annual Meeting webcast by visiting www.meetingcenter.io/215588904 but you will not be able to participate or vote in the meeting. To register, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and submit the legal proxy to Computershare in order to be entitled to vote those shares electronically. Please note that obtaining a legal proxy may take several days. Registration requests must be received no later than 5:00 p.m. Eastern Time on July 12, 2021. You will receive a confirmation of your registration by email. Requests must include your legal proxy (an image of the legal proxy or a forward of the email from your broker including the legal proxy are acceptable) and be sent by email to legalproxy@computershare.com with the subject “Legal Proxy” or by mail to Computershare, Wheeler Real Estate Investment Trust, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. If you wish to observe the Annual Meeting (without being able to vote or submit questions) you may do so by visiting the above website and using your name and email address.

Please note that you may vote by proxy prior to July 15, 2021 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting webcast, we strongly recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in street name, we urge you to submit your proxy in advance as described below.

How You Can Access the Proxy Materials

We are providing access to our proxy materials (including this proxy statement, notice of annual meeting and our 2020 annual report on Form 10-K) over the Internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”). Beginning on or about April 28, 2021, we will send Notices by mail to stockholders entitled to notice of the Annual Meeting. The Notice includes instructions on how to view the electronic proxy materials on the Internet, which will be available to all stockholders beginning on or about April 28, 2021. The Notice also includes instructions on how to elect to receive future proxy materials by email. If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site and will continue to receive proxy materials in this manner until you terminate your election. We encourage you to take advantage of the availability of our proxy materials on the Internet.

If you wish to receive a printed copy of the proxy materials, including the proxy card, you may request that they be mailed to you at no cost by following the instructions on the Notice. In addition, you may choose to receive future proxy materials by mail by following the instructions on the Notice.

How You Can Vote in Advance

The process for voting your Common Stock depends on how your Common Stock is held.

If you are a record holder, you can vote your shares by going to www.investorvote.com/whlr, or by calling the toll-free number (for residents of the United States and Canada) listed on your proxy card, using the 16-digit control number on your proxy card. If you chose to receive proxy materials by mail, you can also complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope. If you vote online or by phone, there is no need to return a proxy card by mail. The proxy you submit will be voted in accordance with your instructions.

If you hold your shares in “street name,” you must follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Please note voting in advance by telephone and Internet will not be available after 11:59 p.m., Eastern Time, on July 14, 2021.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote FOR all of Proposals 1, 2, 3 and 4.

How You Can Vote Electronically at the Annual Meeting

If you are a record holder, in order to vote and/or submit a question during the Annual Meeting, you will need to follow the instructions posted at www.investorvote.com/whlr and will need the control number included in the Notice sent to you.

If you hold your shares in street name, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and send the “legal proxy” to Computershare as described above.

Revocation of Proxies

If you submit your proxy over the Internet, by telephone or by mail, you may change your voting instructions by subsequently properly submitting a new proxy. Only your most recent proxy will be exercised and all others will be disregarded, regardless of the method by which the proxies were authorized. You may also revoke your earlier proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee to revoke your proxy.

Notices of revocation of proxies delivered by mail must be delivered by July 14, 2021 to the Company’s principal offices at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Angelica Beltran, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)    The election of eight members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Stockholders in 2022 or until their successors are duly elected and qualified;

(2)    To approve, on an advisory basis, named executive officer compensation for fiscal year 2020;

(3)    To approve a standalone equity compensation plan for our Chief Executive Officer, in the form of a one-time Stock Appreciation Rights Agreement; and

(4)    To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Who is soliciting my vote?

The Board of Directors, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions by telephone or via the Internet, or if you have chosen to receive your proxy materials by mail, by completing, signing, dating and returning the proxy card or voting instruction form, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of April 19, 2021, there were 9,706,738 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of a majority of stockholders entitled to cast votes at the meeting will constitute a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker has discretionary authority to vote your shares on any proposal, we will consider your shares as present and entitled to vote for the purposes of determining the presence of a quorum.

Election of Directors (Proposal 1).    A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected to that slot. In voting on the election of directors, you may vote “FOR” or “WITHHOLD” from voting as to each director nominee. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For purposes of this vote, abstentions and broker non-votes will not count as votes cast and will not affect the outcome of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Advisory Vote to Approve Executive Compensation (Proposal 2).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Approval of a Standalone Equity Compensation Plan for Our Chief Executive Officer, in the Form of a One-Time Stock Appreciation Rights Agreement (Proposal 3).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Ratification of the Appointment of Cherry Bekaert LLP (Proposal 4).    The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. We do not expect there to be any broker non-votes with respect to Proposal 4, as brokers are entitled to vote on the ratification of independent registered accounting firms.

A broker nominee generally may not vote on “non-routine” matters without receiving your specific voting instructions. A “broker non-vote” occurs when a broker nominee holding shares in street name votes shares on some matters at the meeting but not others. Your broker nominee will not be able to submit a vote on the Election of

Directors (Proposal 1), the Advisory Vote to Approve Executive Compensation (Proposal 2) and the Approval of a Standalone Equity Compensation Plan for our Chief Executive Officer, in the Form of a One-Time Stock Appreciation Rights Agreement (Proposal 3), unless it receives your specific instructions.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Other Matters to Be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics and Corporate Governance Principles, including guidelines on director independence, all under separate headings. These documents are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or, in the event of a vacancy, appointed by the incumbent Board of Directors, and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Corporate Governance Profile

Our Board of Directors currently consists of eight directors. All of the directors, except Daniel Khoshaba, Chief Executive Officer, are independent as determined in accordance with the listing standards established by the NASDAQ Capital Market, and our Board of Directors makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted a Code of Business Conduct and Ethics and Corporate Governance Principles which are available on our website.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from four of its standing committees: the Executive Committee, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. The Executive Committee acts with full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Principles, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Members of the Board of Directors

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board of Directors on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Clayton Andrews	Member	—	—	—
Kerry G. Campbell	Chair	—	Member	—
Stefani Carter	—	Chair	Member	—
Andrew R. Jones	—	Member	—	—
Daniel Khoshaba, Chief Executive Officer	—	—	—	Chair
Paula J. Poskon(1)	Member	—	—	—
Joseph D. Stilwell	—	Member	Chair	Member
E.J. Borrack	—	Member	—	—

____________

(1)      Following the conclusion of the 2021 Annual Meeting, Ms. Poskon will be designated Chair of the Compensation Committee.

Board of Directors Committees

Our Board of Directors has established four standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Executive Committee. The principal functions of each committee are briefly described below. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

Audit Committee.    Our Audit Committee consists of three of our independent directors: Kerry G. Campbell, Paula J. Poskon and Clayton Andrews. Mr. Campbell, the Chair of our Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NASDAQ Capital Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the NASDAQ Capital Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met five times in 2020.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of three of our independent directors: Joseph D. Stilwell, Stefani Carter and Kerry G. Campbell. Mr. Stilwell has been designated as the Chair of this committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Principles. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board of Directors’ annual review of director independence and the Board of Directors’ performance self-evaluation. The charter of the Nominating and Corporate Governance Committee is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met two times in 2020.

Compensation Committee.    Our Compensation Committee consists of four of our independent directors: Stefani Carter, Andrew R. Jones, E.J. Borrack and Joseph D. Stilwell. Ms. Carter has been designated as the Chair of the Compensation Committee. Following the conclusion of the 2021 Annual Meeting, Ms. Poskon will be designated as the Chair of the Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board of Directors, and to make recommendations to the Board of Directors with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board of Directors with respect to such plans. The charter of the Compensation Committee is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to other persons. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee did not engage a compensation consultant in fiscal year 2020. The Compensation Committee met four times in 2020.

Executive Committee.    Our Executive Committee consists of two directors: Daniel Khoshaba and Joseph D. Stilwell. Mr. Khoshaba has been designated as the Chair of this committee. The purpose of the Executive Committee is to generally act with full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. However, the Executive Committee does not have the authority to act on any matters that are expressly delegated to other committees of the Board of Directors or are under active review by the Board of Directors or another committee of the Board of Directors. The Executive Committee may be delegated specific actions and authority from time to time by the Board of Directors. The Executive Committee was formed in February 2020. Joseph D. Stilwell is independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Board of Directors Leadership Structure

The Board of Directors does not have a policy to separate the roles of Chief Executive Officer and Chair of the Board of Directors, as it believes it should have the flexibility to make this determination from time to time in order to best provide appropriate leadership in different circumstances. At present, the Board of Directors believes that it is in the best interests of the Company that these roles be separate, in order to permit each person to focus on his or her primary role, and provides an appropriate balance between the managerial responsibilities of the Chief Executive Officer and the independent oversight and strategic direction provided by our Board of Directors. The current Chair of the Board of Directors is Stefani Carter.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee will consider candidates for Board of Directors membership suggested by its members and other members of the Board of Directors, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with supporting material that the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on a number of factors and the information provided to the committee with the recommendation of the prospective candidate will be important. The preliminary determination will be based primarily on the need for additional members of the Board of Directors to fill vacancies or the need to expand the size of the Board of Directors, as well as the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chair of the Board of Directors and other members of the Board of Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•        whether the prospective nominee is a stockholder of the Company;

•        the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•        the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•        the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;

•        the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors;

•        the extent to which the prospective nominee helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and

•        the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the need for Audit Committee expertise and evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the committee.

Stockholders who wish to recommend nominees for election as directors should provide those recommendations in writing to our Corporate Secretary, specifying the nominee’s name and qualifications for membership on the Board of Directors.

For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 11 of Article II of our Bylaws.

We urge any stockholder who intends to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration to review thoroughly our Nominating and Corporate Governance Committee Charter and Section 11 of Article II of our Bylaws. Copies of our Nominating and Corporate Governance Committee Charter and our Bylaws are available upon written request to Angelica Beltran, Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452.

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law and listing standards. Other than with respect to the Company’s Chief Executive Officer, the Company believes that its Board of Directors consists of directors who are independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board of Directors Meetings During Fiscal 2020

The Board of Directors met fifteen (15) times during fiscal year 2020.

No director attended fewer than 75%, in the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board of Directors and Committees of which he or she is a member.

Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees that were directors at the time of our 2020 annual meeting of stockholders attended the meeting.

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Corporate Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board of Directors has approved a process for handling letters received by the Company and addressed to members of the Board of Directors but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics for Members of the Board of Directors, and a Code of Business Conduct and Ethics for Employees, Officers, Agents and Representatives (collectively, our “Code of Business Conduct and Ethics”). These documents are available on the Investor Relations tab of our website (www.whlr.us). The Company will post any amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) on its website.

Executive Officers

Daniel Khoshaba
Chief Executive Officer since April 2020
Age — 61

Daniel Khoshaba, was appointed Chief Executive Officer in April 2020 and has served as a director since February 2020. Mr. Khoshaba has over thirty years of experience as a real estate investor, developer and founder of companies in multiple industries including manufacturing, finance and real estate. Prior to joining us, Mr. Khoshaba co-founded City Sunstone Properties (“CSP”) in 2012. Between 2012 and 2016, CSP acquired retail strip malls, shopping centers, office complexes, and raw land for development. The company’s portfolio primarily consisted of properties in sub-markets with strong demographics and high traffic counts. In 2004, Mr. Khoshaba founded KSA Capital Partners, a long/short equity hedge fund which became one of the top performing funds in the industry as noted by Barron’s magazine. In 2013, Hedge Funds Review voted KSA the Best Long/Short equity hedge fund in the Americas. Prior to starting the hedge fund, Mr. Khoshaba was a Managing Director at Bankers Trust and at Salomon Brothers. Mr. Khoshaba earned a bachelor’s degree from DePaul University and an MBA from the University of Chicago.

Crystal Plum
Chief Financial Officer since February 2020
Age — 39

Crystal Plum was appointed as Chief Financial Officer in February 2020. She most recently served as the Vice President of Financial Reporting and Corporate Accounting for the Company from March 2018 to February 2020 and as Director of Financial Reporting for the Company from September 2016 to March 2018. Prior to that time, she served as Manager at Dixon Hughes Goodman LLP from September 2014 to August 2016 and as Supervisor at Dixon Hughes Goodman LLP from 2008 to September 2014. Ms. Plum has experience reviewing and performing audits, reviews, compilations and tax engagements for a diverse group of clients, as well as banking experience. Ms. Plum is a Certified Public Accountant and has a Bachelor of Science in Business Administration — Accounting and Finance from Old Dominion University.

M. Andrew Franklin
Chief Operating Officer since February 2018
Age — 40

Andrew Franklin was appointed as Chief Operating Officer in February 2018. He previously served as the Senior Vice President of Operations since January 2017. Mr. Franklin has over 18 years of commercial real estate experience. Mr. Franklin is responsible for overseeing the property management, lease administration and leasing divisions of our growing portfolio of commercial assets. Prior to joining us, Mr. Franklin was a partner with Broad Reach Retail Partners where he ran the day-to-day operations of the company, managing the leasing team as well as overseeing the asset, property and construction management of the portfolio with assets totaling $50 million. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of our named executive officers, calculated in accordance with SEC rules and regulations.

Name and Principal Position	Fiscal Year	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Daniel Khoshaba	2020	—	(2)	—	(3)	—		—
Chief Executive Officer(1)
Crystal Plum	2020	194,308				12,295	(5)	206,603
Chief Financial Officer(4)
M. Andrew Franklin	2020	250,000				40,970	(6)	290,970
Chief Operating Officer	2019	250,000				23,461	(6)	273,461
David Kelly	2020	124,615				6,504	(5)	131,119
Former Chief Executive Officer(7)	2019	400,000				8,437	(5)	408,437

____________

(1)      Mr. Khoshaba was appointed to this position in April 2020. Prior to his appointment, he served as a non-employee director on the Board of Directors. Mr. Khoshaba also waived any compensation as a non-employee director prior to his appointment as our Chief Executive Officer. Please see below under “Director Compensation” for a description of our non-employee director compensation arrangements.

(2)      Mr. Khoshaba did not receive any cash compensation from us in fiscal 2020 in respect of his employment as our Chief Executive Officer. Mr. Khoshaba’s sole compensation in respect of his role as our Chief Executive Officer in fiscal 2020 was in the form of a one-time stock appreciation rights (“SAR”) award, which is subject to stockholder approval at the Annual Meeting, as further described below under “Khoshaba SAR Award” and in Proposal 3 set forth elsewhere in this Proxy Statement.

(3)      In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Mr. Khoshaba’s one-time SAR award is not deemed “granted” until stockholder approval is obtained (as further described in Proposal 3 set forth elsewhere in this Proxy Statement). Therefore, no grant date fair value is reported in this column (but will be reported in the fiscal 2021 Summary Compensation Table, assuming such stockholder approval is obtained).

(4)      Ms. Plum was appointed to this position in February 2020. Prior to her appointment, she served as our Vice President of Financial Reporting and Corporate Accounting.

(5)      This amount includes the Company’s matching contributions to our 401(k) plan and other Company-provided benefits (e.g., Group Term Life, Short-term and Long-term Disability, and Medical Coverage) available to all employees.

(6)      This amount includes a housing allowance, the Company’s matching contributions to our 401(k) plan, and other Company-provided benefits (e.g., Group Term Life, Short-term and Long-term Disability, and Medical Coverage) available to all employees.

(7)      Mr. Kelly was appointed to this position in 2018. Mr. Kelly’s employment was terminated on April 13, 2020 with immediate effect.

Outstanding Equity Awards at Fiscal-Year End

Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options and SARs (#)	Options/SARs Exercise Price ($)	Option/SARs Expiration Date
Daniel Khoshaba(1)	5,000,000	1.85	8/4/2030
Crystal Plum	—	—	—
M. Andrew Franklin	—	—	—
David Kelly	—	—	—

____________

(1)      Represents the one-time standalone SAR award to Mr. Khoshaba approved by the Board of Directors on August 4, 2020, subject to stockholder approval as further described in Proposal 3 set forth elsewhere in this Proxy Statement. If so approved, the SAR will only be exercisable upon the achievement of certain stock price hurdles, as further described in “Khoshaba SAR Award,” below, subject to Mr. Khoshaba’s continued employment through the date of such achievement.

Stock Plans

2015 Long-Term Incentive Plan

Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 125,000 shares of our Common Stock. As of April 19, 2021, we have issued 83,896 shares under the plan to employees, directors, and outside contractors for services provided.

2016 Long-Term Incentive Plan

Pursuant to our 2016 Long-Term Incentive Plan, we may award incentives covering an aggregate of 625,000 shares of our Common Stock. As of April 19, 2021, we have issued 492,293 shares under the plan to employees, directors, and outside contractors for services provided.

Employment Agreements with the Company’s Named Executive Officers

Generally

In 2018, we entered into employment agreements with David Kelly, our former Chief Executive Officer, and M. Andrew Franklin, our Chief Operating Officer. The employment agreement for Mr. Kelly was terminated on April 13, 2020 with immediate effect. Mr. Kelly did not receive any severance pay or benefits in connection with the termination of his employment. We entered into an employment agreement with Crystal Plum, our Chief Financial Officer, in February 2020, which has since expired, but which, while in effect, would have provided Ms. Plum with three (3) months of base salary as severance upon a termination without “cause.” Mr. Franklin’s employment agreement remained in effect as of December 31, 2020, as further described below under “Employment Agreement of M. Andrew Franklin.” We do not have an employment agreement with Mr. Khoshaba, our current Chief Executive Officer, but the Board of Directors has approved the one-time SAR grant to Mr. Khoshaba described below under “Khoshaba SAR Award,” subject to stockholder approval as described in Proposal 3 set forth elsewhere in this Proxy Statement.

Employment Agreement of M. Andrew Franklin

General Terms.    On February 14, 2018, the Company, on its own behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with M. Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement automatically renewed for a subsequent one-year term, and would have continued to renew on a year-over-year basis unless terminated pursuant to the terms of the Franklin Employment Agreement. Under the terms of the Franklin Employment Agreement, Mr. Franklin was entitled to the following compensation:

•        Base salary of $250,000 per annum; and

•        Reimbursement of reasonable and necessary business expenses, and eligibility to participate in any current or future bonus, incentive, and other compensation and benefit plans available to the Company’s executives.

Severance Terms.    Under the Franklin Employment Agreement, if Mr. Franklin’s employment were terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement), then Mr. Franklin would generally have been entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six (6) months plus one (1) additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin would also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin would have been entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event that Mr. Franklin terminated his employment with “Good Reason” (as defined in the Franklin Employment Agreement), Mr. Franklin would have generally been entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) twelve (12) months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin would have been entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event that Mr. Franklin terminated his employment with Good Reason following a “Change in Control” (as defined in the Franklin Employment Agreement) or was terminated by the Company without Cause and such termination occurred within six (6) months of a Change in Control, Mr. Franklin would generally have been entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within ninety (90) calendar days of the termination (and, in the case of such a termination without Cause, a bonus amount based on any bonus determined by the Board of Directors and payable to other executives of the Company during the twelve (12) months after the Change in Control). In addition, Mr. Franklin would have been entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to eighteen (18) months.

Mr. Franklin would not have been entitled to any severance benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability.    In the event of a termination of employment on account of death, then Mr. Franklin’s estate would generally have been entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve (12) months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for one hundred twenty (120) consecutive days or longer at any point during his employment, then the Company would have paid to Mr. Franklin his regular base salary for a twelve (12)-month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which were paid by the Company. Mr. Franklin would also have been entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurred prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions.    The Franklin Employment Agreement provided for confidentiality and nondisclosure provisions, and also contained a non-solicitation of employee’s clause for a duration of eighteen (18) months following the last day of Mr. Franklin’s employment with the Company.

Employment Agreement of Crystal Plum

We entered into an employment agreement with Crystal Plum, our Chief Financial Officer, in February 2020, which has since expired, but which, while in effect, would have provided Ms. Plum with three (3) months of base salary as severance upon a termination without “cause.”

Khoshaba SAR Award

As described above, Mr. Khoshaba’s sole compensation in fiscal 2020 was in the form of the one-time SAR award described below. The Board of Directors believes that the SAR will provide Mr. Khoshaba with long-term exposure to our performance and align his interests with those of our stockholders, by requiring challenging stock price thresholds to be hit before the SAR may be exercised and provide Mr. Khoshaba with any value, as further described below.

Grant.    On August 4, 2020, the Board of Directors approved a SAR award to Mr. Khoshaba with respect to 5,000,000 shares of common stock of the Company, at a strike price of $1.85 per share, pursuant to a Stock Appreciation Rights Agreement. The SAR award is a standalone, one-time award made to Mr. Khoshaba outside of the Company’s other stockholder-approved equity compensation plans, and is therefore subject to and conditioned upon stockholder approval at the Annual Meeting as further described in Proposal 3 set forth elsewhere in this Proxy Statement.

Term; Expiration.    The SAR has a ten (10)-year term, expiring on August 4, 2030. However, any unvested or unexercised portion of the SAR will immediately terminate and be forfeited for no consideration upon Mr. Khoshaba’s cessation of employment with us for any reason.

Performance Condition.    The SAR will vest if (A) the average closing price of our common stock over all trading days in a consecutive twenty (20)-business day period is equal to or greater than $20.00 (the “Price Target”) and (B) Mr. Khoshaba is employed with the Company at such time.

Exercise and Settlement.    Once the performance condition has been satisfied, the SAR will vest and be automatically exercised. Upon exercise, Mr. Khoshaba will be entitled to receive a total amount equal to the product of (x) 5,000,000, and (y) the excess of the fair market value of a share of our common stock on the exercise date over the strike price. Such amount will be paid to Mr. Khoshaba in cash, shares of our common stock, or a combination thereof in the discretion of the Compensation Committee of the Board (but in no event will the Company issue shares with respect to the SAR if such issuance would cause the Company to be “closely held” within the meaning of Section 856(h) of the Internal Revenue Code of 1986, as amended).

Adjustments to Price Target.    If the Company pays cash dividends on our common stock, the Price Target shall be correspondingly reduced by the amount of any such cash dividend. Stock issuances by the Company for consideration (outside of a “change of control”) or stock offerings by the Company shall not require an adjustment.

Temporary Lock-Up.    Two-thirds (2/3) of any shares of our common stock issued to Mr. Khoshaba upon exercise of the SAR will be subject to a temporary lockup, during which Mr. Khoshaba cannot sell, exchange, transfer, assign, pledge, hedge, or otherwise dispose of such shares. The lockup will be released with respect to fifty percent (50%) of those locked-up shares on the first (1st) anniversary of achievement of the Price Target, and the remaining fifty percent (50%) of those locked-up shares will be released on the second (2nd) anniversary of achievement of the Price Target. Notwithstanding the foregoing, Mr. Khoshaba can sell shares to satisfy any withholding taxes due upon exercise of the SAR without violating the lockup, as long as any such withholding taxes are first satisfied to the maximum extent possible by reducing any cash paid to Mr. Khoshaba upon exercise of the SAR.

Change of Control.    If there is a “change of control” (as defined in the 2016 Long-Term Incentive Plan) of the Company during the ten (10)-year term of the SAR, and Mr. Khoshaba remains employed with the Company through the date of such “change of control” transaction, then a portion of the SAR will be eligible to vest upon the consummation of such “change of control” transaction as follows: (i) if the price per share of our common stock received by the holders of common stock (the “COC Price”) equals or exceeds $10.00, but is less than $15.00, then one-third (1/3) of the SAR will vest, (ii) if the COC Price equals or exceeds $15.00, but is less than $20.00, then two-thirds (2/3) of the SAR will vest, and (iii) if the COC Price equals or exceeds $20.00, then all of the SAR will vest.

Stockholder Approval Required.    The SAR was granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) approval by the Company’s stockholders at the Annual Meeting, as further described in Proposal 3 set forth elsewhere in this Proxy Statement. If such stockholder approval is not obtained, then Mr. Khoshaba’s SAR will be immediately forfeited for no consideration immediately following the Annual Meeting.

Potential Payments Upon Termination or Change in Control

See “Employment Agreements with the Company’s Named Executive Officers” and “Khoshaba SAR Award,” each as set forth above.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of four of our independent directors: Stefani Carter, Andrew R. Jones, E.J. Borrack and Joseph D. Stilwell. Ms. Carter has been designated as the Chair of the Compensation Committee. None of these directors is a former or current officer or employee of the Company or any of its subsidiaries. During fiscal year 2020, none of our executive officers served as a member of the compensation committee (or other committee performing similar functions) or as a director of any other entity of which an executive officer served on our Board of Directors or Compensation Committee. None of the directors who served on our Compensation Committee during fiscal 2020 has any relationship requiring disclosure under this caption under SEC rules.

Director Compensation

Directors who are officers of our Company do not receive any compensation for their services. For fiscal year 2020, non-employee directors were entitled to annual cash compensation in the amount of $60,000 for their services as directors, with an additional cash retainer of $40,000 for service as Chair, to be paid quarterly. Directors are permitted to elect a lower compensation amount.

We reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full Board of Directors and committee meetings.

The following table summarizes our directors’ compensation for 2020:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Andrew R. Jones	$76,374	—	$76,374
Stefani Carter	83,626	—	83,626
Clayton Andrews	60,000	—	60,000
Deborah Markus(1)	24,561	—	24,561
Joseph D Stilwell	40,000	—	40,000
Paula J. Poskon	60,000	—	60,000
Kerry G. Campbell	60,000	—	60,000
Daniel Khoshaba(2)	—	—	—
E.J. Borrack(3)	31,978	—	31,978

____________

(1)      Left the Board of Directors in May 2020.

(2)      Mr. Khoshaba waived any compensation for his service as a non-employee director. Please refer to the “Executive Compensation” discussion elsewhere in this proxy statement for Mr. Khoshaba’s compensation as our Chief Executive Officer following his appointment to that position in April 2020.

(3)      Appointed to the Board in June 2020.

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock as of April 19, 2021 for (1) each person who is the beneficial owner of 5% or more of our outstanding common stock, (2) each of our directors, director nominees and named executive officers, and (3) all of our directors, director nominees and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
M. Andrew Franklin	4,882		*
Crystal Plum	2,022		*
Andrew R. Jones	58,404	(2)	*
Stefani Carter	—		—
Clayton Andrews	—		—
Joseph D. Stilwell	1,281,481	(3)	13.2%
Paula J. Poskon	50,200		*
Daniel Khoshaba	1,068,952		11.0%
Kerry G. Campbell	100,000		1.0%
E.J. Borrack	—		—
All directors, director nominees and executive officers as a group (10 persons)	2,565,941		26.4%

____________

*        Less than 1.0%

(1)      Based upon 9,706,738 shares of Common Stock outstanding on April 19, 2021. In addition, amounts assume that all Series B Convertible Preferred Stock (“Series B Preferred Stock”) and Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”) held by the stockholder are converted into Common Stock.

(2)      Includes 45,335 shares of Series B Preferred Stock convertible into 28,334 shares of Common Stock and 20,400 shares of Series D Preferred Stock convertible into 30,070 shares of Common Stock. These securities are held by various investment partnerships, funds and managed accounts, of which NS Advisors, LLC (“NS Advisors”) serves as the investment manager. Mr. Jones is the managing member of NS Advisors and has sole voting and investment authority over the shares.

(3)      Includes 67,941 shares of Series D Preferred Stock convertible into 100,145 shares of Common Stock. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC and Joseph Stilwell possess shared voting and dispositive power over 1,181,336 shares with Stilwell Value Partners VII, L.P. Mr. Stilwell is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P.; accordingly, Mr. Stilwell has sole voting and investment authority over the shares. This amount excludes cash settled swaps representing economic exposure to an aggregate of 34,822 shares of Series D Preferred Stock.

Based upon our records and the information reported in filings with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of April 19, 2021 (in addition to those noted above).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Steamboat Capital Partners LLC(2)	1,323,044	13.6%
420 Lexington Ave., Suite 2300 New York, NY 10170
Richard S. Strong(3)	945,000	9.7%
c/o Godfrey & Kahn, S.C 833 East Michigan St., Suite 1800 Milwaukee, WI 53202
Morgan Stanley(4)	717,938	7.4%
1585 Broadway New York, NY 10036
Eidelman Virant Capital, Inc.(5)	686,687	7.1%
8000 Maryland Ave, Suite 600 St. Louis, MO 63105
FMR, LLC(6)	522,276	5.4%
245 Summer Street Boston, MA 02210

____________

(1)      Based upon 9,706,738 shares of Common Stock outstanding on April 19, 2021. In addition, amounts assume that all Series B Preferred Stock and Series D Preferred Stock held by the stockholder are converted into Common Stock.

(2)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 16, 2021 reporting beneficial ownership as of February 15, 2021 of preferred stock convertible into 1,323,044 shares of Common Stock. Includes the shares reported by Parsa Kiai, Steamboat Capital Partners GP, LLC, Steamboat Capital Partners Master Fund, LP and Steamboat Capital Partners II, LP. Parsa Kiai is the Managing Member of Steamboat Capital Partners, LLC and the Managing Member of Steamboat Capital Partners GP, LLC, which is the general partner of Steamboat Capital Partners Master Fund, LP and Steamboat Capital Partners II, LP.

(3)      Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February, 8, 2021 reporting beneficial ownership as of February 8, 2021. Mr. Strong possesses shared voting power over 945,000 of the shares with Calm Waters Partnership, of which he is the Managing Partner.

(4)      Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February 12, 2021 reporting beneficial ownership as of February 12, 2021.

(5)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 27, 2021 reporting beneficial ownership as of January 26, 2021.

(6)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on April 12, 2021 reporting beneficial ownership as of April 9, 2021 of 522,276 shares. Includes the shares reported by Abigail Johnson and Fidelity Real Estate Income Fund.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Campbell qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•        Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•        Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•        Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•        Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•        Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

•        Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•        Review accounting and financial staffing and organizational reporting lines;

•        Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•        Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met five times during 2020. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2020, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified and superseded (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526. The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2020. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Kerry G. Campbell	Paula J. Poskon	Clayton Andrews

Under SOX and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”). Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board of Directors or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct and Ethics requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors.

Reimbursement of Proxy Solicitation Expenses

On October 29, 2019, Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC, and Joseph Stilwell (collectively, the “Stilwell Group”), the beneficial owner of 9.8% of our common stock, filed a proxy statement with the SEC in connection with the Company’s 2019 annual meeting (the “Stilwell Solicitation”). Current director Joseph Stilwell is the owner and managing member of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, L.P. At the 2019 annual meeting, our stockholders elected three nominees designated by the Stilwell Group to the Board of Directors. The Stilwell Group disclosed in the Stilwell Solicitation that it intended to seek reimbursement of the expenses it incurred in connection with such solicitation. The Company has agreed to reimburse the Stilwell Group for the approximate $440,000 of expenses it incurred in connection with the Stilwell Solicitation, of which $70,000 have been reimbursed.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2021. All of the nominees for director are now serving as directors of the Company, excluding Mr. Saverio M. Flemma and Ms. Michelle D. Bergman. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director. Proxies cannot be voted for a greater number of nominees than those named herein.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Nominees for Election

Michelle D. Bergman

Independent Director
Age — 54

Ms. Bergman is a new director nominee standing for election for the first time. In 2010, Ms. Bergman founded Bergman Law LLC, a law firm providing a wide variety of corporate legal services. In addition, she presently serves as the General Counsel and Chief Compliance officer for Vestar Capital Partners LLC, a New York City based private equity fund, where she has served in that role since 2019.

Ms. Bergman served as a member of the Board of Directors of Emmis Communications Corporation (NASDAQ: EMMS) from 2014 to 2015. Ms. Bergman holds a J.D. (magna cum laude/Order of the Coif) from Tulane Law School and an M.B.A from the A.B. Freeman School of Business at Tulane University. She also serves as a member of the Dean’s Advisor Board and as an Adjunct Faculty member at Tulane Law School.

Ms. Bergman has been chosen as a director based on her extensive legal and business experience.

E.J. Borrack
Independent Director
Age — 57
Director since 2020

E. J. Borrack was appointed to the Board of Directors in June 2020. Since 2013, she has been the General Counsel of The Stilwell Group, a group of private investment partnerships with a focus on activist investing in financially-related, small-cap companies. Previously, she was the Chief Compliance Officer of two SEC registered investment advisers. She was also the General Counsel of Wealthfront during that company’s start-up phase. Ms. Borrack has a breadth of experience working on issues involving complex commercial litigation, regulatory compliance, securities regulation, and corporate governance.

Ms. Borrack graduated from the University of Pennsylvania Law School and has a B.A. in English from the University of Pennsylvania.

Kerry G. Campbell
Independent Director
Age — 55
Director since 2019

Mr. Campbell was elected by the stockholders to the Board of Directors in December 2019. He is an SEC Qualified Financial Expert and serves as Chairman of the Audit Committee on the company’s board. Mr. Campbell is the principal of a financial litigation and investment management consulting firm, Kerry Campbell LLC, where since February 2014, he has served as a financial expert witness for arbitrations and litigations and provided consulting services to financial institutions and investors. His firm has been retained by institutional investors, high net worth investors and large global diversified financial institutions.

Mr. Campbell received an M.B.A in Finance from the University of Chicago Booth Graduate School of Business and a Bachelor of Science in Finance summa cum laude from Fordham University Gabelli School of Business. Mr. Campbell is an Approved FINRA Dispute Resolution Arbitrator, a Chartered Financial Analyst®, a CERTIFIED FINANCIAL PLANNER™, an Accredited Investment Fiduciary Analyst™ and a Securities Experts Roundtable Member.

Mr. Campbell has been chosen as a director based on his 30 plus years of extensive and diverse financial industry experience, together with his experience as a financial expert witness on behalf of defendants and plaintiffs in arbitrations and litigations.

Stefani Carter
Independent Director — Chair
Age — 43
Director since 2019

Stefani Carter has served as a member of the Board since December 2019. Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter serves as a litigation shareholder at Ferguson Braswell Fraser Kubasta PC (“FBFK”), a full-service, DFW-based law firm, a position she has held since October 2020. Prior to joining FBFK, Ms. Carter served as Senior Counsel at the law firm of Estes Thorne & Carr PLLC for three years. From 2011 to November 2017, Ms. Carter served as a principal at the law firm of Stefani Carter & Associates, LLC. In addition, Ms. Carter served as an elected representative of Texas House District 102 in the Texas House of Representatives between 2011 and 2015. Between 2005 and 2011, Ms. Carter was employed as an associate at multiple law firms, including Vinson & Elkins, and served as a criminal prosecutor.

Ms. Carter currently serves as the Lead Director, the Chair of the Nominating and Corporate Governance Committee, and as a Member of the Compensation Committee and the Related Party Transactions Committee of Braemar Hotels & Resorts, Inc. (NYSE: BHR), a lodging real estate investment trust. Ms. Carter has a Juris Doctor from Harvard Law School, a Master’s in Public Policy from Harvard University’s John F. Kennedy School of Government and a Bachelor of Arts in Government and a Bachelor of Journalism in News/Public Affairs from the University of Texas at Austin.

Ms. Carter brings her extensive legal, commercial real estate, corporate governance, and public board experience to the Board. In addition, Ms. Carter brings her experience with and knowledge of the Company and its operations gained as a director of the Company since December 2019 to her role as a director of the Company.

Saverio M. Flemma

Independent Director

Age — 58

Mr. Flemma is a new director nominee standing for election for the first time. Mr. Flemma is the founder of SF Advisors, a financial advisory firm. Mr. Flemma advises companies, management teams, and shareholders on financial and strategic matters including capital structure, financings, and company sales. Prior to SF Advisors, Mr. Flemma was a Senior Banker at Drexel Hamilton, a securities firm from 2016 to 2018. Previously, Mr. Flemma served as a Managing Director in Investment Banking at Deutsche Bank, Bank of America, and Chase from 1998 to 2008.

Mr. Flemma is currently an Independent Director and Audit Committee member of TCW Direct Lending VII, a SEC-registered business development company. Mr. Flemma earned a B.A. in Economics from Rollins College.

Mr. Flemma has been chosen as a director based on his financial and managerial experience.

Daniel Khoshaba
Age — 61
Director since 2020

Mr. Khoshaba has served as a director since February 2020 and was appointed Chief Executive Officer in April 2020. Mr. Khoshaba is a principal at City Sunstone Properties, which he co-founded in 2012. City Sunstone Properties, managed by a partner, owns retail shopping centers, and raw land for development in Las Vegas, NV, Reno, NV and Goodman, AZ. Mr. Khoshaba ran his own hedge fund from 2004 to 2017 and, previously, served as a Managing Director at Bankers Trust from 2001 to 2004 and at Salomon Brothers from 1990 to 2001.

Mr. Khoshaba has a bachelor’s degree from DePaul University and an MBA from the University of Chicago.

Mr. Khoshaba has been chosen as a director based on his long-standing expertise and track record of success within the real estate and financial services industries.

Paula J. Poskon
Independent Director
Age — 56
Director since 2019

Ms. Poskon was elected by the stockholders to the Board of Directors in December 2019. Ms. Poskon is the President of STOV Advisory Services LLC (“STOV”), which offers professional consulting and advisory services to company executives and institutional investors in the areas of real estate, capital markets, investor relations, and diversity and inclusion. She founded STOV in July 2016. For the past 15 years of her two decades of capital markets experience, Ms. Poskon specialized in real estate investment trusts.

Ms. Poskon currently serves as a Member of the Board of Trustees of Power REIT (NYSE: PW), chairing its Nominating Committee and serving on the Audit Committee. Ms. Poskon graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics with a concentration in Accounting and a Master of Business Administration in Finance with a concentration in Strategic Management and considerable coursework in real estate finance.

Ms. Poskon has been chosen as a director based on her more than 20 years of capital markets experience in equity research and investment banking, the majority of which was focused on public REITs.

Joseph D. Stilwell
Independent Director
Age — 59
Director since 2019

Mr. Stilwell was elected by the stockholders to the Board of Directors in December 2019. Mr. Stilwell is the owner and managing member of Stilwell Value LLC, the general partner of a group of private investment partnerships known as The Stilwell Group.

Since April 2009, Mr. Stilwell has served on the board of directors of Kingsway Financial Services Inc., a financial services company. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007. Mr. Stilwell graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics in 1983.

Mr. Stilwell was chosen as a director based on his extensive experience and knowledge in capital allocation and maximizing stockholder value.

In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC-registered investment adviser (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, 1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Value or any other SEC-regulated investment business and paid a civil penalty of $100,000; and 2) Value paid a civil penalty of $250,000 and repaid certain management fees. All of these obligations set forth in the Order have been fully satisfied.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of all of the Nominees Named Above.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking for stockholder approval, on an advisory, non-binding basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement.

We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We conduct annual advisory votes on executive compensation, and will conduct the next advisory vote at our 2022 annual meeting of stockholders.

For the reasons discussed above, the Board of Directors intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this Proxy Statement under the heading ‘Executive Compensation,’ including the compensation tables and their accompanying narrative discussion, is approved on an advisory basis.”

The affirmative vote of a majority of the votes cast on this matter is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Approval of our Executive Compensation.

PROPOSAL 3

APPROVAL OF A STANDALONE EQUITY COMPENSATION PLAN FOR OUR CHIEF EXECUTIVE OFFICER, IN THE FORM OF A ONE-TIME STOCK APPRECIATION RIGHTS AGREEMENT

GENERAL

The Board proposes and recommends that stockholders approve a standalone equity compensation plan for our Chief Executive Officer, Daniel Khoshaba, in the form of a one-time stock appreciation rights agreement (“SAR Agreement”) attached to this Proxy Statement as Annex A.

As further described in this Proxy Statement under “Executive Compensation,” Mr. Khoshaba did not receive any cash compensation from us in exchange for his services as our Chief Executive Officer in fiscal 2020. Instead, Mr. Khoshaba’s sole compensation opportunity in fiscal 2020 was in the form of the SAR Agreement, which was approved by our Board of Directors expressly conditioned upon, and subject to, the approval by our stockholders of the SAR Agreement at the Annual Meeting, as described in this Proposal 3.

The SAR Agreement is a standalone award, separate and apart from, and outside of, our 2016 Long-Term Incentive Plan and 2015 Long-Term Incentive Plan, and is an equity compensation plan in which only Mr. Khoshaba is entitled to participate. The Board of Directors believes that the SAR Agreement will provide Mr. Khoshaba with long-term exposure to our performance and align his interests with those of our stockholders, by requiring challenging stock price thresholds to be hit before the SAR may be exercised and provide Mr. Khoshaba with any value, as further described below. The Board of Directors further believes that this equity incentive opportunity is integral to our adequate retention and incentivization of Mr. Khoshaba as our Chief Executive Officer. If our stockholders do not approve the SAR Agreement, our ability to retain and incentivize Mr. Khoshaba will, in the absence of supplemental arrangements, be severely limited, which could have an adverse impact on our business.

For reference, as of April 28, 2021, we had 132,707 shares of our common stock remaining available for issuance under our 2016 Long-Term Incentive Plan and 41,104 shares of our common stock remaining available for issuance under our 2015 Long-Term Incentive Plan. In addition, there were an aggregate number of (i) zero (0) stock options or stock appreciation rights outstanding under the 2016 Long-Term Incentive Plan and 2015 Long-Term Incentive Plan, and (ii) zero (0) shares of our common stock subject to outstanding “full-value” awards (e.g., restricted stock awards) under the 2016 Long-Term Incentive Plan and 2015 Long-Term Incentive Plan, none of which were held by Mr. Khoshaba.

We are asking our stockholders to approve the SAR Agreement. A summary of the material terms of the SAR Agreement is set forth below. The complete text of the SAR Agreement is provided in Annex A to this Proxy Statement, and our summary of the SAR Agreement is qualified in its entirety by reference to the full text and provisions of the SAR Agreement in Annex A.

SUMMARY OF THE SAR AGREEMENT

Grant and Eligibility.    On August 4, 2020, the Board of Directors approved the SAR Agreement with Mr. Khoshaba, which provides a stock appreciation right (the “SAR”) with respect to 5,000,000 shares of common stock of the Company, at a strike price of $1.85 per share. Mr. Khoshaba is the sole recipient of the SAR under the SAR Agreement, and none of our other employees, non-employee directors, or service providers are eligible to participate in the grant under the SAR Agreement.

Term; Expiration.    The SAR has a ten (10)-year term, expiring on August 4, 2030. However, any unvested or unexercised portion of the SAR will immediately terminate and be forfeited for no consideration upon Mr. Khoshaba’s cessation of employment with us for any reason.

Performance Condition.    The SAR will vest if (A) the average closing price of our common stock over all trading days in a consecutive twenty (20)-business day period is equal to or greater than $20.00 (the “Price Target”) and (B) Mr. Khoshaba is employed with the Company at such time.

Exercise and Settlement.    Once the performance condition has been satisfied, the SAR will vest and be automatically exercised. Upon exercise, Mr. Khoshaba will be entitled to receive a total amount equal to the product of (x) 5,000,000, and (y) the excess of the fair market value of a share of our common stock on the exercise date over the strike price. Such amount will be paid to Mr. Khoshaba in cash, shares of our common stock, or a combination thereof in the discretion of the Compensation Committee of the Board (but in no event will the Company issue shares with respect to the SAR if such issuance would cause the Company to be “closely held” within the meaning of Section 856(h) of the Internal Revenue Code of 1986, as amended (the “Code”)).

Adjustments to Price Target.    If the Company pays cash dividends on our common stock, the Price Target shall be correspondingly reduced by the amount of any such cash dividend. Stock issuances by the Company for consideration (outside of a “change of control”) or stock offerings by the Company shall not require an adjustment.

Temporary Lock-Up.    Two-thirds (2/3) of any shares of our common stock issued to Mr. Khoshaba upon exercise of the SAR will be subject to a temporary lockup, during which Mr. Khoshaba cannot sell, exchange, transfer, assign, pledge, hedge, or otherwise dispose of such shares. The lockup will be released with respect to fifty percent (50%) of those locked-up shares on the first (1st) anniversary of achievement of the Price Target, and the remaining fifty (50%) of those locked-up shares will be released on the second (2nd) anniversary of achievement of the Price Target. Notwithstanding the foregoing, Mr. Khoshaba can sell shares to satisfy any withholding taxes due upon exercise of the SAR without violating the lockup, as long as any such withholding taxes are first satisfied to the maximum extent possible by reducing any cash paid to Mr. Khoshaba upon exercise of the SAR.

Change of Control.    If there is a “change of control” (as defined in the 2016 Long-Term Incentive Plan, which generally includes (a) the acquisition by any unrelated person of beneficial ownership of fifty percent (50%) or more of our then-outstanding common stock or combined voting power of our then-outstanding securities entitled to vote for the election of directors, (b) any tender or exchange offer, merger, or other business combination, sale of assets, or any combination of the foregoing transactions where the Company is not the surviving corporation, or (c) a liquidation of the Company) of the Company during the ten (10)-year term of the SAR), and Mr. Khoshaba remains employed with the Company through the date of such “change of control” transaction, then a portion of the SAR will be eligible to vest upon the consummation of such “change of control” transaction as follows: (i) if the price per share of our common stock received by the holders of common stock (the “COC Price”) equals or exceeds $10.00, but is less than $15.00, then one-third (1/3) of the SAR will vest, (ii) if the COC Price equals or exceeds $15.00, but is less than $20.00, then two-thirds (2/3) of the SAR will vest, and (iii) if the COC Price equals or exceeds $20.00, then all of the SAR will vest.

Adjustments.    In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the SAR will be adjusted (including, without limitation, the number or type of shares underlying the SAR, the Price Target, or the strike price) to prevent inappropriate dilution or enlargement of the benefits intended to be made available under the SAR. For the avoidance of doubt, stock issuances by the Company for consideration (outside of a “change of control”) or stock offerings by the Company shall not require an adjustment to the SAR.

Clawback/Recoupment.    The SARs and any cash or shares of common stock received upon exercise shall be subject to any compensation clawback or recoupment policy, agreement, or arrangement that we may have in effect from time to time.

Amendments.    The SAR Agreement may generally only be amended in a writing signed by the Company and Mr. Khoshaba. However, stockholder approval will be required for any material amendment as required by NASDAQ rules (including in the event of a “repricing” of the SAR).

Stockholder Approval Required.    The SAR was granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) approval by the Company’s stockholders at the Annual Meeting, as described in this Proposal 3. If such stockholder approval is not obtained, then Mr. Khoshaba’s SAR will be immediately forfeited for no consideration immediately following the Annual Meeting.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE SAR AGREEMENT

The following is a brief summary of certain material U.S. federal income tax consequences related to the SAR Agreement. This summary is not intended to be complete and does not purport to cover federal employment tax or other federal tax consequences, or any state, local, or non-U.S. taxes.

No income will be recognized by Mr. Khoshaba in connection with the grant or stockholder approval of the SAR. When the SAR is exercised, Mr. Khoshaba generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received on the exercise. At the time of sale of any shares of common stock acquired pursuant to the exercise of the SAR, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

To the extent that Mr. Khoshaba recognizes ordinary income in the circumstances described above, the Company will generally be entitled to a corresponding deduction, subject to applicable limitations under the Code (including Section 162(m) of the Code). The Company is not entitled to a corresponding deduction where Mr. Khoshaba recognizes capital gain (or loss) in the circumstances described above.

NEW PLAN BENEFITS

Subject to approval of the SAR Agreement by our stockholders in accordance with this Proposal 3, the Board of Directors has approved the SAR award to Mr. Khoshaba as set forth in the table below. If our stockholders do not approve the SAR Agreement in accordance with this Proposal 3, the SAR Agreement and the SAR will automatically terminate and be forfeited by Mr. Khoshaba for no consideration. In such event, we may need to consider other retention mechanisms to adequately retain and incentivize Mr. Khoshaba going forward.

Name and Position	Dollar Value ($)	Number of Units (#)
Daniel Khoshaba, Chief Executive Officer(1)	—	5,000,000

____________

(1)      The SAR is eligible to vest upon the achievement of certain price targets applicable to our common stock, as described above under “Performance Condition” and “Change of Control,” subject to Mr. Khoshaba’s continued employment through the applicable date of achievement.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2020 regarding our equity compensation plans and the shares of our common stock we may issue under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	—	—	173,811
Equity compensation plans not approved by stockholders	—	—	—
Total	—	—	173,811

____________

(1)      Includes our 2015 Long-Term Incentive Plan and 2016 Long-Term Incentive Plan, which reserved a maximum of 125,000 and 625,000 shares, respectively, of our common stock for issuance thereunder.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast on this Proposal 3 is required to approve this Proposal 3. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this Proposal 3, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the SAR Agreement under this Proposal 3. The Board of Directors believes that the SAR Agreement will provide Mr. Khoshaba with long-term exposure to our performance and align his interests with those of our stockholders, by requiring challenging stock price thresholds to be hit before the SAR may be exercised and provide Mr. Khoshaba with any value, as further described above. The Board of Directors further believes that this equity incentive opportunity is integral to our adequate retention and incentivization of Mr. Khoshaba as our Chief Executive Officer. If our stockholders do not approve the SAR Agreement, our ability to retain and incentivize Mr. Khoshaba will, in the absence of supplemental arrangements, be severely limited, which could have an adverse impact on our business.

The Board of Directors Unanimously Recommends that Stockholders vote FOR the Approval of the Standalone Equity Compensation Plan for our Chief Executive Officer, Daniel Khoshaba, in the
Form of the One-Time SAR Agreement.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year and to conduct quarterly reviews through March 31, 2022. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2020. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors Unanimously Recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2020 Fiscal Year Audit Firm Fee Summary

The following table summarizes fees paid to our independent registered public accounting firm for the years ended December 31, 2020 and 2019:

Types of Fee	2020	2019
	(in thousands)
Audit Fees(1)	$263	$224
Audit Related Fees(2)	—	—
Tax Fees(3)	130	181
Other	—	1
Total	$393	$406

____________

(1)      Audit fees included annual audits, quarterly reviews, SOX and property audits.

(2)      Audit related fees for services related to the REIT’s financing offering documents and associated filings.

(3)      Tax fees related primarily to tax advisory services related to REIT status, including cost segregation studies.

Audit Committee Pre-Approval Policies

Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP.

OTHER MATTERS

Stockholder Proposals for the 2022 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2022 Annual Meeting, a stockholder proposal must be received in writing by the Company by the close of business on December 20, 2021 and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

In addition, our Bylaws provide that any stockholder who desires to bring a proposal before an annual meeting, or to nominate persons for election as directors, must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered by the close of business to the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, to be timely, a notice must be received no earlier than November 20, 2021 and no later than December 20, 2021 (assuming the meeting is held not more than 30 days before or after July 15, 2022). The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws.

Form 10-K and Other Filings

Upon written request and at no charge, we will provide a copy of any of our filings with the SEC, including our Annual Report on Form 10-K, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. These documents are also available on our website at www.whlr.us, and the website of the SEC at www.sec.gov

Householding

SEC rules allow delivery of a single annual report and proxy materials to households at which two or more stockholders reside, unless the affected stockholder has provided contrary instructions. Accordingly, stockholders sharing an address who have been previously notified by their broker or its intermediary will receive only one set of the annual report and other proxy materials, unless the stockholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities), as applicable, will, however, continue to be provided for each stockholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as our expenses. Stockholders having multiple accounts may have received householding notifications from their respective brokers and, consequently, such stockholders may receive only one set of the annual report and other proxy materials. Upon written or oral request, the Company will promptly deliver a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate set of our annual report and proxy materials, you may write or call the Company at written request to our Corporate Secretary Angelica Beltran at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, Attention: Corporate Secretary, (757) 627-9088. Stockholders currently sharing an address with another stockholder who wish to have only one set of our annual report and other proxy materials delivered to the household in the future should also contact our corporate secretary.

Dated: April 28, 2021

ANNEX A

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
STOCK APPRECIATION RIGHTS AGREEMENT

This Stock Appreciation Rights (“SARs”) Agreement (this “Agreement”) is made as of August 4, 2020 the “Date of Grant”), between Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and Daniel Khoshaba (“Employee”).

In consideration of the mutual agreements and other matters set forth herein, the Company and Employee hereby agree as follows:

1. Grant of SARs.

(a) Grant.    The Company hereby grants to Employee 5,000,000 SARs on the terms and conditions set forth herein. Each SAR represents a right to receive upon exercise an amount equal to the appreciation in one share of common stock of the Company, par value $.01 per share (“Common Stock”) over the Strike Price (as defined below) upon the terms and subject to the conditions of this Agreement.

(b) Administration.    The SARs are being made and granted as a standalone award, separate and apart from, and outside of, the Wheeler Real Estate Investment Trust, Inc. 2016 Long-Term Incentive Plan (as amended from time to time, the “Plan”) and all other shareholder-approved equity compensation plans of the Company in effect as of the Date of Grant. Notwithstanding the foregoing, the terms, conditions, and definitions set forth in the Plan shall apply to this Agreement and the SARs as if the SARs had been granted under the Plan, and this Agreement shall be subject to such terms, conditions, and definitions, which are hereby incorporated into this Agreement by reference (and any such references to the Plan in this Agreement shall solely be interpreted to be references to the substance of the provisions of the Plan so incorporated, but shall not in any way imply or indicate that the SARs were granted under the Plan). For the avoidance of doubt, the SARs awarded under this Agreement shall not be counted for purposes of calculating the aggregate number of shares of Common Stock that may be issued under the Plan or for purposes of any share-based limitations in effect under the Plan. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement shall control.

(c) Shareholder Approval Required.    Notwithstanding anything to the contrary in this Agreement, the SARs are granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) the approval by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders of this Agreement and the SARs awarded hereunder. If such stockholder approval is not obtained at the 2021 Annual Meeting of Stockholders, then the SARs, whether vested or unvested, shall be immediately forfeited for no consideration immediately following such 2021 Annual Meeting.

2. Strike Price; Expiration Date.    The strike price of the SARs shall be $1.85 per share (the “Strike Price”). Unless earlier terminated pursuant to this Agreement, the SARs, whether vested or unvested, shall immediately expire and be forfeited for no consideration on the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”).

3. Vesting of SARs.    The SARs may not be exercised pursuant to Section 4 unless and until they have (i) been approved by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders in accordance with Section 1(c) and (ii) vested in accordance with this Section 3.

(a) Performance Vesting.    The SARs will vest if the average closing price of the Common Stock over all trading days in the twenty (20) business day period immediately preceding the applicable date of determination is equal to or greater than $20.00 (the “Price Target”), subject to Employee’s continued employment with the Company through the date of such determination. If the Company pays cash dividends on its Common Stock following the Date of Grant, the Price Target shall be correspondingly reduced (but not below $0) at the time of any such cash dividend by an amount equal to the cash dividend in respect of one share of Common Stock. Any unvested or unexercised portion of the SARs shall immediately terminate and be forfeited for no consideration upon Employee’s cessation of employment with the Company for any reason.

(b) Change of Control.    Notwithstanding Section 3(a), upon the consummation of a Change of Control, if the Price Target has not been achieved prior to such Change of Control, then subject to Employee’s continued employment with the Company through the date of such consummation, (i) one-third (1/3) of the SARs will immediately vest upon

Annex A-1

the consummation of such Change of Control if the price per share of Common Stock received by the holders of Common Stock in the applicable Change of Control transaction (the “COC Price”) equals or exceeds $10.00, but is less than $15.00, and the remaining portion of the SARs will be immediately forfeited for no consideration; (ii) two-thirds (2/3) of the SARs will immediately vest upon the consummation of such Change of Control if the COC Price equals or exceeds $15.00, but is less than $20.00, and the remaining portion of the SARs will be immediately forfeited for no consideration; and (iii) all of the SARs will immediately vest upon the consummation of such Change of Control if the COC Price equals or exceeds $20.00. For the avoidance of doubt, if the COC Price is less than $10.00, then all of the SARs shall be immediately forfeited for no consideration upon consummation of such Change of Control.

4. Exercise and Settlement of SARs.    Subject to earlier expiration as provided in this Agreement, any portion of the SARs that becomes vested shall be automatically exercised upon the applicable vesting date. Upon such automatic exercise of vested SARs, Employee will be entitled to receive a total amount (the “Payment Amount”) equal to the product of (x) the number of vested SARs so exercised, multiplied by (y) the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of such exercise, over (B) the Strike Price. The Payment Amount shall be paid by the Company to Employee either in cash, in shares of Common Stock (based on the Fair Market Value of the Common Stock on the date of exercise), or any combination thereof as soon as reasonably practicable following the date of exercise (but no later than sixty (60) days following the date of exercise). The type of consideration payable in accordance with the previous sentence shall be determined in the Committee’s discretion. For the avoidance of doubt, following exercise, Employee shall have no further rights with respect to the vested SARs so exercised.

5. Ownership of Shares.    Unless and until a certificate or certificates representing shares of Common Stock shall have been issued by the Company to Employee (or, if shares are uncertificated, the Company records the issuance of such Common Stock on its books and records), Employee (or the person receiving settlement of the SARs in the event of Employee’s death) shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to shares acquirable upon settlement of the SARs. Notwithstanding the foregoing, the Company shall not be obligated to issue any shares of Common Stock if counsel to the Company determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the issuance of shares of Common Stock to comply with any such law, rule, regulation, or agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall not issue Common Stock in settlement of the SARs to the extent that such issuance would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code.

6. Withholding of Tax.    To the extent that the grant or settlement of the SARs or the disposition of shares of Common Stock acquired upon settlement of the SARs results in compensation income or wages to Employee for federal, state, local, or foreign tax purposes, Employee shall promptly pay to the Company in cash (or by check or wire transfer) the amount of any taxes or other deductions required to be withheld by the Company (the “Withholding Taxes”). In addition, the Committee may, in its discretion, authorize tax withholding to be satisfied by withholding an appropriate amount of cash from base pay or other amounts payable to Employee, or by such other method as the Committee determines may be appropriate to satisfy all obligations for withholding of such taxes. Employee acknowledges and agrees that if Employee’s obligations with respect to the Withholding Taxes are not satisfied, no consideration will be payable to Employee in respect of the SARs.

7. Adjustments.    The provisions of Section 14 of the Plan shall apply to adjust the SARs (including, without limitation, the number or type of shares underlying the SARs, the Price Target, or the Strike Price) in the circumstances described in such Section to prevent inappropriate dilution or enlargement of the benefits intended to be made available to Employee under the SARs. For the avoidance of doubt, stock issuances by the Company for consideration (outside of a Change of Control) or stock offerings by the Company shall not require an adjustment to the SARs.

8. Temporary Lock-Up.    Shares of Common Stock issued in respect of the SARs shall not be sold, exchanged, transferred, assigned, pledged, hedged or otherwise disposed of (the “Temporary Lock-Up”), except that (a) one-third (1/3) of such shares of Common Stock shall not be subject to the Temporary Lock-Up; and (b) shares of Common Stock may be sold to satisfy the Withholding Taxes solely in respect of such issuance of any shares of Common Stock; provided, however, any such Withholding Taxes shall be first satisfied to the maximum extent possible by reducing any applicable cash paid in respect of the SARs. The shares of Common Stock subject to the Temporary Lock-Up shall be released from the Temporary Lock-Up in accordance with the following schedule: (i) fifty percent (50%) of the shares of Common Stock subject to the Temporary Lock-Up shall be released from the Temporary Lock-Up on the

Annex A-2

first (1st) anniversary of the achievement of the Price Target; and (ii) the remaining fifty percent (50%) of the shares of Common Stock subject to the Temporary Lock-Up shall be released from the Temporary Lock-Up on the second (2nd) anniversary of the achievement of the Price Target. Notwithstanding anything to the contrary in this Agreement, any sale, exchange, transfer, assignment, pledge, hedge or other disposal of shares of Common Stock issued in respect of the SARs shall be subject to any blackout policy or other policy of the Company or any of its Affiliates.

9. Clawback/Recoupment.    The SARs and cash or shares of Common Stock received upon exercise shall be subject to any compensation clawback or recoupment policy, agreement, or arrangement that the Company or its Affiliates may have in effect from time to time.

10. Section 409A.    This Agreement and the SARs are intended to be exempt from, or otherwise comply with, the provisions of Section 409A of the Code and shall be interpreted in accordance with Section 409A of the Code and the Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”). Notwithstanding anything to the contrary herein, Employee shall be solely responsible for any additional taxes, interest, or penalties incurred with respect to this Agreement or the SARs under Section 409A. If the Company at any time determines that this Agreement or the SARs are not exempt from, or otherwise compliant with, Section 409A, the Company may amend this Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Company determines to be necessary or appropriate to cause this Agreement and the transactions contemplated thereby to (i) comply with Section 409A, or (ii) otherwise be exempt from Section 409A. For the avoidance of doubt, any cessation of Employee’s services to, or employment with, the Company and its Affiliates must constitute a “separation from service” (as defined under Section 409A) in order to be deemed a cessation of employment hereunder.

11. Corporate Acts.    The existence of the SARs shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange, or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

12. Employment Relationship.    For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of the Company or any of its Affiliates. Nothing in this Agreement, nor the award of the SARs hereunder, shall affect in any way the right of Employee or the Company to end such employment at any time.

13. Notices.    Any notices or other communications provided for in this Agreement shall be sufficient if in writing. In the case of Employee, such notices or communications shall be effectively delivered if hand delivered to Employee at Employee’s principal place of employment or if sent by certified mail, return receipt requested, to Employee at the last address Employee has filed with the Company. In the case of the Company, such notices or communications shall be effectively delivered if sent by certified mail, return receipt requested, to the Company at its principal executive offices.

14. Binding Effect.    This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

15. Entire Agreement; Amendment.    This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties, and agreements between the parties with respect to the SARs granted hereby. Without limiting the scope of the preceding sentence, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. Any modification of this Agreement shall be effective only if it is in writing and signed by both Employee and an authorized officer of the Company.

16. Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to conflicts of laws principles thereof.

17. Counterparts.    This Agreement may be executed in one or more counterparts (including, without limitation in portable document format (.pdf) or by other electronic means), together which shall constitute one and the same instrument.

[Remainder of page intentionally blank. Signature page follows.]

Annex A-3

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the date first above written.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
By:	/s/ Crystal Plum
Name: Crystal Plum Title: Chief Financial Officer
EMPLOYEE
/s/ Daniel Khoshaba
Daniel Khoshaba

[Signature Page to SAR Agreement]

Annex A-4

WHLR REAL ESTATE INVESTMENT TRUST

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Your vote matters – here's how to vote!

Online
Before the Meeting: Go to **www.investorvote.com/whlr** or scan the QR code — login details are located in the shaded bar below.
During the Meeting: Go to www.meetingcenter.io/215588904
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the shaded bar below and follow the instructions.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

01	02	03	04	05	06	07	08
☐	☐	☐	☐	☐	☐	☐	☐

+

C 1234567890 JNT

1 U P X 5 0 3 3 9 2

+

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WHLR TE REAL ESTATE INVESTMENT TRUST000004ENDORSEMENT _LINE _____ SACKPACK ____ _MR A SAMPLE DESIGNATION (IF ANY) ADD1 ADD2ADD3 ADD4 ADD5ADD6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000. 000000 ext 000000000. 000000 ext 000000000.000000 ext Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Online Belore the Meeting: Go to www.l-.com/wtllr or scan the OR Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below Proposals - The Board of Directors recommends a vote FOR each director and FOR Proposals 2, 3 and 4. 1. Election of Directors: 01 • Michelle D. Bergman 02 • E.J. Borrack 03 • Kerry G. Campbell 04 • Stefani Carter 05 • Saverio M. Flemma 06 • Daniel Khoshaba 07 • Paula J. Poskon 08 • Joseph D. Stilwell Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees □ For box All to the EXCEPT To the withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 04 05 06 07 08 2. approve, on an advisory basis, named executive officer compensation for fiscal year 2020 For Against Abstain 3. approve a standalone equity compensation plan for our Chief Executive Officer, in the form of a one-time Stock Appreciation Rights Agreement For Against Abstain 4. ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.JNT C1234567890 1UPX503392MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2021 Annual Meeting 2021 Annual Meeting of Wheeler Real Estate Investment Trust, Inc. Stockholders July 15, 2021, 9:30 a.m., Eastern Standard Time Virtual Meeting The 2021 Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on July 15, 2021 at 9:30 a.m. EST, virtually via the internet at www.meetingcenter.io/215588904. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is - WHLR2021. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/whlr IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Wheeler Real Estate Investment Trust, Inc. Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting July 15, 2021, 9:30 a.m., Eastern Standard Time Virtual Meeting Stefani Carter or Crystal Plum or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on July 15, 2021 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted as directed herein. If no direction is given, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors and, in the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side.) C Non-Voting ItemsChange of Address - Please print new address below. Comments - Please print your comments below.

WHLR TE REAL ESTATE INVESTMENT TRUST 000004MR A SAMPLE DESIGNATION (IF ANY) ADD1 ADD2 ADD3 ADD4 ADD5 ADD6C 1234567890Online Go to www.investorvote.com/whlr or scan theOR code - login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345Important Notice Regarding the Availability of Proxy Materials for Wheeler Real Estate Investment Trust, Inc. Annual Meeting of Stockholders to be Held on July 15, 2021. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Form 10-K and DEn4A to stockholders are available at:www.investorvote.com/whlrEasy Online Access - View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/whlr. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before Friday, July 2, 2021 to facilitate timely delivery. 2NOTCOY03G8UC

Annual Meeting of Stockholders NoticeThe 2021 Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on Thursday, July 15, 2021 at 9:30 a.m. Eastern Standard Time, virtually via the internet at www.meetingcenter.io/215588904. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is WHLR2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4: 1. Election of Directors:01 - Michelle D. Bergman02 - E.J. Borrack03 - Kerry G. Campbell04 - Stefani Carter05 - Saverio M. Flemma06 - Daniel Khoshaba07 - Paula J. Poskon08 - Joseph D. Stilwell2. approve, on an advisory basis, named executive officer compensation for fiscal year 20203. approve a standalone equity compensation plan for our Chief Executive Officer, in the form of a one-time Stock Appreciation Rights Agreement 4. ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet - Go to www.investorvote.com/whlr. - Phone - Call us free of charge at 1-866-641-4276.- Email - Send an email to investorvote@computershare.com with “Proxy Materials Wheeler Real Estate Investment Trust, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Friday, July 2, 2021.